[GRAPHIC OMITTED]
                                       EII
                                  E.I.I. REALTY
                                 SECURITIES FUND


                              INSTITUTIONAL SHARES


                                  JUNE 30, 1999
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                PRESIDENTS LETTER

                                  JUNE 30, 1999

To Our Shareholders:

   We write to you today not simply as the Adviser to the E.I.I. Realty Securities Fund, Inc., but also as significant, committed fellow shareholders. In fact, in the first full year of the operations of the Fund, the employees and officers of the Adviser have invested either directly or indirectly (through Profit Sharing plans, etc.) more than $1 million in the Fund. Many financial consultants would advise against having so much of our financial health being tied to one asset class, but we prefer to think of it as "eating our own cooking." We are pleased to advise you that Fund assets were $52.3 million at June 30th, a very credible accomplishment for the one year period since inception, in a very difficult market environment.

   The investment world is unique of late in the degree to which some participants yearn to purchase that which has recently gone up the most in price, while eschewing that which is available at a discount. In this environment, we have been fortunate in the past year to have attracted an exclusive group of investors into the fund, encompassing Foundations, Endowments, Defined Benefit Plans, Defined Contribution Plans, and high net worth individuals, who share in our belief that an investment in an asset class which pays current yields of more than 6%, and which is able to sustain growth of those yields at a rate in excess of inflation, will provide attractive total returns over the long run.

                             INVESTMENT PERFORMANCE

   The investment environment for the Fund in its first full year of operations was, quite frankly, a tale of two markets. During the first half of the fiscal year, which spanned from July 1 to December 31, 1998, the fund was operating during a period of severe divergences within the capital markets. Due to investors' widespread concerns over a slowing of the domestic economy stemming from overseas "deflation," investors generally sought the refuge of those investments which would not be negatively impacted by an economic slowdown, which typically meant U.S. Treasuries and technology stocks, and not hard assets. The second half of the fiscal year, however, (ending June 30, 1999) has been one in which the main concerns of investors have transitioned from deflation to reflation. The recognition in April of this year of "the slowdown which never was" caused a rapid, positive revaluation of economically sensitive stocks, of which real estate securities are a significant part. Today, however, despite a total return of 10.1% during the most recent quarter for the NAREIT Equity Index, we believe that real estate securities are still attractively valued, as the portfolio continues to trade at a 5-10% discount to its underlying real estate value.

   Operationally, despite fears of an economic slowdown and potential overbuilding in a few select markets, the performance of the companies within our universe has been quite stellar. In fact the weighted average earnings growth over the past year has been higher than 10%, which is especially attractive when considering that investors have also received healthy dividends over the same period. Looking forward, we continue to believe that the combination of sound real estate fundamentals, high dividend yields, and sustainable earnings growth should enable real estate securities to deliver total returns of 10-14%.

   Despite this often difficult and bifurcated investment environment, the Fund outperformed the NAREIT Equity Index by over 350 basis points (net of fees), in keeping with the long-term track record of E.I.I. Realty Securities, Inc., the Fund's investment adviser.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                               PRESIDENT'S LETTER

                                  JUNE 30, 1999

   As a final note, we would like to thank our independent Board Members for their contributions in the past year; to Warren Greene, for his patience and guidance in helping us to conceive and create the fund, as well as his valuable ongoing contributions; to Dick Hutson, who brings 30+ years of experience as a senior principal of Hewitt Associates, and for his defining the opposite of a "rubber stamp Board member"; and lastly to Joseph Gyourko, Professor of Real Estate and Finance at the Wharton School of the University of Pennsylvania, for his recent affiliation with the Fund, as well as the promise which his presence holds for the future.


Very truly yours,


/S/RICHARD J. ADLER                               /S/DAVID P. O'CONNOR
Richard J. Adler                                  David P. O'Connor
Chairman                                          President


                         E.I.I. REALTY SECURITIES FUND
                         COMPARATIVE INVESTMENT RETURNS

An initial investment of $10,000 as of June 11, 1998 (inception) would be worth $9,463 as of June 30, 1999.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            E.I.I. Realty          NAREIT        Wilshire Real Estate
           Securities Fund      Equity Index      Securities Index
6/98           $10,000             $10,000              $10,000
7/98             9,405               9,350.8              9,275
8/98             8,713               8,468.4              8,275
9/98             9,152               8,947.8              8,672
10/98            8,978               8,782.1              8,515
11/98            9,174               8,911.4              8,643
12/98            9,066               8,686.9              8,416
1/99             8,877               8,505.3              8,217
2/99             8,768               8,305.4              8,118
3/99             8,678               8,268.1              7,993
4/99             9,533               9,052.7              8,834
5/99             9,765               9,251.9              8,950
6/99             9,463               9,102                8,708


The above illustration compares a $10,000 investment in the E.I.I. Realty Securities Fund on June 11, 1998 to a $10,000 investment in the noted benchmarks on that date. All dividends and capital gain distributions are reinvested.

The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

Past performance is not predictive of future performance. The Fund's share price and return will vary so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 1999

                                                                               SHARES            COST                 VALUE
                                                                              -------          ----------          -----------
COMMON STOCK -- 94.3%
     Apartment Investment & Management Company, Class A                        31,400          $1,170,466          $ 1,342,350
     Arden Realty Group, Inc.                                                  71,800           1,732,539            1,768,075
     Avalonbay Communities, Inc.                                               31,055           1,069,205            1,149,035
     Boston Properties, Inc.                                                   38,000           1,272,151            1,363,250
     Bradley Real Estate Trust, Inc.                                           41,200             832,629              854,900
     Brandywine Realty Trust                                                   21,200             383,062              420,025
     BRE Properties, Inc., Class A                                             31,900             805,123              827,406
     Catellus Development Corp.                                                48,000             721,863              744,000
     Charles E. Smith Residential Realty, Inc.                                 30,800             962,871            1,045,275
     Chateau Communities, Inc.                                                 52,424           1,532,619            1,569,443
     Cornerstone Properties, Inc.                                              72,000           1,150,827            1,143,000
     Developers Diversified Realty Corp.                                       32,000             524,339              532,000
     Duke Realty Investments, Inc.                                             23,300             502,481              525,706
     Equity Office Properties Trust                                           100,459           2,592,592            2,574,262
     Equity Residential Properties Trust                                       41,037           1,772,602            1,849,230
     Federal Realty Investment Trust                                           51,900           1,159,691            1,190,456
     Franchise Finance Corporation of America                                  67,500           1,650,616            1,485,000
     General Growth Properties, Inc.                                           49,300           1,797,041            1,750,150
     Highwoods Properties, Inc.                                                16,000             403,667              439,000
     Hilton Hotels Corp.                                                       38,500             595,419              546,219
     Host Marriott Corp.                                                      109,500           1,379,388            1,300,312
     Interstate Hotels Corp.                                                        1                   3                    2
     Kilroy Realty Corp.                                                       63,900           1,465,347            1,553,569
     Kimco Realty Corp.                                                        53,500           2,070,283            2,093,187
     Liberty Property Trust                                                    60,600           1,441,713            1,507,425
     Macerich Co.                                                              29,900             781,714              784,875
     Manufactured Home Communities, Inc.                                       35,000             865,633              910,000
     Post Properties, Inc.                                                     31,620           1,229,937            1,296,420
     Prologis Trust                                                            75,348           1,641,262            1,525,797
     Public Storage, Inc.                                                      49,398           1,336,655            1,383,144
     Reckson Associates Realty Corp. Class B                                   14,196             378,181              338,930
     Reckson Associates Realty Corp.                                           65,600           1,527,143            1,541,600
     Simon Property Group, Inc.                                                93,400           2,742,480            2,370,025
     SL Green Realty Corp.                                                     52,300           1,095,213            1,068,881
     Spieker Properties, Inc.                                                  19,800             733,849              769,725
     Starwood Hotels & Resorts Worldwide, Inc.                                 39,486           1,093,727            1,206,791
     Sun Communities, Inc.                                                     45,500           1,555,857            1,615,250
     Taubman Centrers, Inc.                                                    77,800           1,054,997            1,025,988
     Urban Shopping Centers, Inc.                                              16,400             526,760              516,600
     Vornado Realty Trust                                                      49,100           1,771,219            1,733,844
     Vornado Realty Trust Preferred Convertible, Series A                      12,400             653,759              626,200
     Wyndham International, Inc.                                              178,249           1,384,676              802,121
                                                                                                                   -----------
   TOTAL COMMON STOCK (Cost $49,361,599)                                                                            49,089,468
                                                                                                                   -----------


                 See accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 1999

                                                                             PAR (000)         COST (000)              VALUE
                                                                             ---------         ----------          -----------

TEMPORARY INVESTMENTS -- 5.7%
     Provident Institutional Funds, T-Fund                                     $  340              $  340          $   340,158
     Provident Institutional Funds, Treasury Trust Fund                         2,600               2,600            2,600,778
                                                                                                                   -----------
   TOTAL TEMPORARY INVESTMENTS (Cost $2,940,936)                                                                     2,940,936




                                                                                                                   -----------
TOTAL INVESTMENTS-- 100.0% (Cost $52,302,535)(DAGGER)                                                              $52,030,404
                                                                                                                   ===========

(DAGGER) The cost for Federal Income tax purposes is $52,552,918.

                 See accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 1999

ASSETS
     Investments at value (Cost $52,302,535) ..................      $52,030,404
     Dividends receivable .....................................          395,376
     Interest receivable ......................................           10,616
     Receivable for investment securities sold ................           25,248
     Organization expenses ....................................          144,257
     Prepaid expenses and other assets ........................           21,753
                                                                     -----------
           TOTAL ASSETS .......................................       52,627,654
                                                                     -----------
LIABILITIES
     Payable for investment securities purchased ..............          171,085
     Accrued expenses .........................................          108,116
                                                                     -----------
           TOTAL LIABILITIES ..................................          279,201
                                                                     -----------
NET ASSETS (Applicable to 5,580,669
   Institutional Class shares outstanding, $.01
   par value, unlimited shares authorized) ....................      $52,348,453
                                                                     ===========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER INSTITUTIONAL
   CLASS SHARE ................................................            $9.38
                                                                           =====


                 See accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             STATEMENT OF OPERATIONS

                                                                      Year Ended
                                                                   June 30, 1999
                                                                   -------------
INVESTMENT INCOME
     Dividends ................................................      $1,853,398
     Interest .................................................          79,648
                                                                     ----------
           Total Investment Income ............................       1,933,046
                                                                     ----------
EXPENSES
     Management Fee ...........................................         203,743
     Administrative fee .......................................          67,917
     Custodian fee ............................................          17,736
     Transfer agency services fee .............................          16,250
     Organization expenses ....................................          36,540
     Audit fee ................................................          37,000
     Legal fee ................................................          50,000
     Shareholders' reports ....................................           4,085
     Filing Fees ..............................................           6,507
     Directors' fees and expenses .............................          43,500
     Insurance expense ........................................          11,519
     Other expenses ...........................................           3,573
                                                                     ----------
           TOTAL EXPENSES .....................................         498,370
     Less: Expenses Waived or Reimbursable ....................        (227,218)
                                                                     ----------
     Net Expenses .............................................         271,152
                                                                     ----------
     NET INVESTMENT INCOME ....................................       1,661,894
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
     Net Realized Loss on Investment Securities ................       (690,030)
     Change in Unrealized Depreciation
        of Investment Securities ..............................        (286,028)
                                                                     ----------
     NET LOSS ON INVESTMENT SECURITIES ........................        (976,058)
                                                                     ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..................................      $  685,836
                                                                     ==========
                 See accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Year            June 11, 1998 (a)
                                                                                             Ended               through
                                                                                          June 30,1999         June 30, 1998
                                                                                          ------------        -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income ........................................................       $ 1,661,894           $  2,518
     Net Realized Loss on Investment Securities ...................................          (690,030)            (2,559)
     Change in Unrealized Appreciation (Depreciation)
        of Investment Securities ..................................................          (286,028)            13,897
                                                                                          -----------           --------
            Net Increase in Net Assets Resulting
             from Operations ......................................................           685,836             13,856
                                                                                          -----------           --------
Distributions From:
     Net Investment Income ........................................................        (1,022,314)                --
     Net Realized Gains ...........................................................                --                 --
                                                                                          -----------           --------
           Total Distributions ....................................................        (1,022,314)                --
                                                                                          -----------           --------
Capital Share Transactions -- Institutional Class: (1)
     Shares Issued ................................................................        53,243,697            400,000
     Shares Issued in Reinvestment of Distributions ...............................           944,623                 --
     Shares Redeemed ..............................................................        (2,017,245)                --
                                                                                          -----------           --------
           Net Increase From Capital Share
           Transactions ...........................................................        52,171,075            400,000
                                                                                          -----------           --------
Total Increase in Net Assets ......................................................        51,834,597            413,856
                                                                                          -----------           --------
NET ASSETS
     Beginning of Period ..........................................................           513,856            100,000
                                                                                          -----------           --------
     End of Period ................................................................       $52,348,453           $513,856
                                                                                          ===========           ========
(1) SHARES ISSUED AND REDEEMED -- INSTITUTIONAL CLASS:
     Shares Issued ................................................................         5,642,946             40,091
     Shares Reinvested ............................................................           108,533                 --
     Shares Redeemed ..............................................................          (220,901)                --
                                                                                          -----------           --------
 ..................................................................................         5,530,578             40,091
                                                                                          ===========           ========

(a) Commencement of Operations.


                 See accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                             Year           June 11, 1998 (a)
                                                                                             Ended               through
                                                                                         June 30, 1999         June 30, 1998
                                                                                         ------------       -----------------

Net Asset Value, Beginning of Period ...........................................            $10.26               $10.00
                                                                                            ------               ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
     Net Investment Income .....................................................              0.39                 0.05
     Net Gain (Loss) on Securities (Realized and Unrealized) ...................             (0.95)                0.21
                                                                                            ------               ------
           Total from Investment Operations ....................................             (0.56)                0.26
                                                                                            ------               ------
LESS DISTRIBUTIONS
     Net Investment Income .....................................................             (0.32)                  --
     Net Realized Gains ........................................................                --                   --
                                                                                            ------               ------
           Total Distributions .................................................             (0.32)                  --
                                                                                            ------               ------
Net Asset Value, End of Period .................................................            $ 9.38               $10.26
                                                                                            ======               ======
Total Return ...................................................................             (5.18%)               2.60%#
Net Assets, End of Period ......................................................       $52,348,453             $513,856
Ratio of Expenses to Average Net Assets ........................................              1.00%                1.00%*
Ratio of Expenses to Average Net Assets (Excluding
   Waivers and Assumptions of Expenses) ........................................              1.83%               37.75%*
Ratio of Net Investment Income to Average
   Net Assets ..................................................................              6.11%               10.50%*
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and Assumptions
   of Expenses) ................................................................              5.28%              (26.25%)*
Portfolio Turnover Rate ........................................................             17.27%               22.23%

  *  Annualized.
  #  Non-Annualized.
(a)  Commencement of Operations.

                 See accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS

A. ORGANIZATION:

E.I.I. Realty Securities Trust was incorporated in the State of Delaware on December 22, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. E.I.I. Realty Securities Trust may offer one or more portfolios of its shares; at present only shares of E.I.I. Realty Securities Fund (the "Fund") are being offered. The Fund may offer three classes of shares; Institutional, Adviser and Investor. As of June 30, 1999, no shares of the Adviser and Investor Classes had been sold. Shares of all classes represent equal pro-rata interests in the Fund, except that each class will bear different expenses which will reflect the difference in the range of services to be provided to them.

B. SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in preparation of its financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions can not be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions already made to Fund shareholders.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight line basis over a period of 60 months.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS

C. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

The Fund has entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. will also provide administrative services to the Fund. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.25% of the Fund's average daily net assets. For the Institutional Share Class, E.I.I. has agreed to waive 0.10% of its administrative fee resulting in a net annual rate of 0.15% of average daily net assets. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

E.I.I. has agreed to waive a portion of its Investment Advisory Fee and/or assume the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund from exceeding 1.00% of the average daily net assets of the Institutional Share Class of the Fund.

D. DISTRIBUTION AND SHAREHOLDER SERVICING PLANS:

The Fund has adopted a Distribution and Service Plan for the Investor Share Class under which the Fund may pay up to 0.75% of the average daily net assets of the Investor Share Class for distribution assistance. No amounts have been expensed under such plan.

The Fund has adopted a Shareholder Servicing Plan for the Adviser and Investor Share Classes. Under the Shareholder Servicing Plan, the Adviser will provide shareholder services to its clients that invest in the Fund. The Fund may also enter into shareholder service agreements pursuant to which a shareholder servicing agent other than the Adviser performs shareholder services for its customers who are shareholders of the Fund. In exchange for these services, the Fund pays up to 0.25% of the average daily net assets of the Adviser or Investor Shares serviced by the Adviser or the agent (collectively, the "Shareholder Servicing Agents"). Shareholder Servicing Agents may waive all or a portion of their fee periodically. No amounts have been expensed under the Shareholder Servicing Plan.

E. INVESTMENT TRANSACTIONS:

For the year ended June 30, 1999, the Fund made the following purchases and sales of investment securities other than U.S. Government Securities:

           Purchases ........................         $53,604,529
           Sales ............................           4,472,519

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS

At June 30, 1999, gross unrealized appreciation and depreciation for federal income tax purposes on investment securities for the Fund was as follows:

           Gross Unrealized Appreciation ....        $  1,334,971
           Gross Unrealized Depreciation ....          (1,857,485)
                                                     ------------
           Net ..............................        $   (522,514)
                                                     ============

At June 30, 1999, the Fund had a capital loss carryover for federal income tax purposes of $11,624 of which $2,559 and $9,065 expires on June 30, 2006 and 2007, respectively. The Fund incurred losses in the amount of $430,581 from November 1, 1998 to June 30, 1999. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending June 30, 2000.

F. COMPONENTS OF NET ASSETS:

At June 30, 1999, net assets consisted of:

           Paid-In Capital .....................      $52,671,075
           Undistributed Net Investment Income .          642,098
           Accumulated Net Realized Loss .......         (692,589)
           Net Unrealized Depreciation of
              Investment Securities ............         (272,131)
                                                      -----------
                                                      $52,348,453
                                                      ===========

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholder and Board of Trustees
E.I.I. Realty Securities Fund

   We have audited the accompanying statement of assets and liabilities of E.I.I. Realty Securities Fund (the "Fund"), a series of the E.I.I. Realty Securities Trust, including the portfolio of investments, as of June 30, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of E.I.I. Realty Securities Fund at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of indicated periods, in conformity with generally accepted accounting principles.



/S/ERNST & YOUNG L.L.P.



New York, New York
August 2, 1999